Exhibit 17

                        POWER OF ATTORNEY
                        -----------------

     KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Keith Pinsoneault and Richard Imperiale and each or either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign the Amended Registration Statement on Form N-1A of The Jefferson Fund Group Trust and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitutes, may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 31st day of December, 1995.



                              /s/ John Komives
                              -----------------------------------
                                   John Komives


                        POWER OF ATTORNEY
                        -----------------

     KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Keith Pinsoneault and Richard Imperiale and each or either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign the Amended Registration Statement on Form N-1A of The Jefferson Fund Group Trust and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitutes, may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 31st day of December, 1995.



                              /s/ Lawrence Kujawski
                              -----------------------------------
                                   Lawrence Kujawski


                        POWER OF ATTORNEY
                        -----------------

     KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Keith Pinsoneault and Richard Imperiale and each or either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign the Amended Registration Statement on Form N-1A of The Jefferson Fund Group Trust and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitutes, may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 31st day of December, 1995.



                              /s/Michael Borden
                              -----------------------------------
                                   Michael Borden


                        POWER OF ATTORNEY
                        -----------------

     KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Keith Pinsoneault and Richard Imperiale and each or either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign the Amended Registration Statement on Form N-1A of The Jefferson Fund Group Trust and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitutes, may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 31st day of December, 1995.



                              /s/ Dennis Lasser
                              -----------------------------------
                                   Dennis Lasser


                        POWER OF ATTORNEY
                        -----------------

     KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Keith Pinsoneault and Richard Imperiale and each or either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign the Amended Registration Statement on Form N-1A of The Jefferson Fund Group Trust and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitutes, may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 31st day of December, 1995.



                              /s/ James L. Stanko
                              -----------------------------------
                                   James L. Stanko